UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): February 26, 2019

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-109118	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 200, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On February 26, 2019, Novo Integrated Sciences, Inc. (the “Company”) and Novo Healthnet Limited (“NHL”) entered into a Software License Agreement (the “Cloud DX License”) with Cloud DX Inc. (“Cloud DX”) pursuant to which Cloud DX agreed to sell, and NHL agreed to purchase, a fully paid up, perpetual license, with 5-year conditional exclusivity, for the Cloud DX Bundled Pulsewave PAD-1A USB Blood Pressure Device, up-to-date product releases and Licensed Software Products (the “Licensed Software”) to include the:

●	Cloud DX Connected Health web portal for clinical users,
●	Cloud DX Connected Health mobile app,
●	Cloud DX Connected Health Windows app, and
●	Cloud DX Connected Health MacOS app.

Pursuant to the terms of the Cloud DX License, Cloud DX also agreed to sell, and NHL agreed to purchase, 4,000 fully functional Pulsewave PAD 1A USB blood pressure monitor devices bundled with the perpetual license discussed above (the “Bundled Devices”).

The Cloud DX License granted to NHL and its majority-owned subsidiaries, holding companies, divisions and affiliates, other than physiotherapy clinics owned and operated by Closing The Gap Healthcare Inc., the right to use and sub-license the Licensed Software and re-sell the Bundled Devices pursuant to the terms of the Cloud DX License in the physical therapy clinic marketplace in North America in exchange for the purchase price as set forth below:

●	Upon the closing, the Company issued 458,349 restricted shares of its common stock having a value (as calculated as set forth in the Cloud DX License) of CAD$1,000,000 (approximately $758,567 as of February 26, 2019), and

●	Cloud DX will invoice CAD$250,000 (approximately $189,642 as of February 26, 2019) to NHL based on the following deliverables, and paid on the following schedule:

Cloud DX deliverable	Novo payment (terms: Net 15)
Heart Friendly Program launches in Clinic #1	CAD$50,000 (approximately $37,929 as of February 26, 2019)
Novo-branded Android app delivered as APK file	CAD$35,000 (approximately $26,550 as of February 26, 2019)
Novo-branded Clinical portal website delivered	CAD$35,000 (approximately $26,550 as of February 26, 2019)
Pulsewave PAD-1A devices – 1st delivery	CAD$20,000 (approximately $15,171 as of February 26, 2019)
Marketing services / materials delivered	CAD$25,000 (approximately $18,964 as of February 26, 2019)
Cloud DX hires dedicated Novo support FTE	CAD$85,000 (approximately $64,478 as of February 26, 2019)

Pursuant to the terms of the Cloud DX License, the perpetual license with 5-year conditional exclusivity is subject to the following conditions:

a)	Year 1 – NHL has the right to sell and market the Licensed Software exclusively to “Physical Therapy Clinics,” as hereinafter defined, in Canada and the U.S. for the first 5 years after the execution date of the Cloud DX License, with the exception of clinics operated by Closing the Gap Healthcare. “Physical Therapy Clinics” means any clinic that offers para-medical services focused on physical therapy, orthotics, chiropractic, nutrition, massage, wellness, esthetic and cosmetic services (e.g. “botox”, “restylane”) and related non-medical services, sometimes called “multi-disciplinary clinics”, and excludes pharmacies and services offered by licensed medical professionals including medical doctors (MD/PhD), nurses, nurse practitioners, physician assistants, licensed practical nurses and staff that deliver medical care.
b)	During the 5-year initial period, NHL is expected to sell a minimum of 4,000 Bundled Devices and to sell a minimum of 200 franchises.
c)	In Year 6 and beyond, additional 1-year periods of conditional exclusivity will be granted provided that NHL sales in the preceding 12 months are equal to total sales achieved in Year 5.
d)	If the minimums set forth in item (b) above are not met, continued exclusivity will require the payment of an additional fee, to be negotiated in good faith between the parties.
e)	2-Way Exclusivity – NHL agrees not to replace the Software and Bundled Devices or offer a competitive offering as long as NHL is representing the Cloud DX product line.

On February 27, 2019, the Company, NHL and Activa Clinics (“Activa”) entered into a letter agreement (the “Letter Agreement”) that extends the termination date of the Binding Letter of Intent among the Company, NHL and Activa, as amended, from February 28, 2019 to April 5, 2019. The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 27, 2019, the Company, NHL and CannaPiece Group Inc. (“CannaPiece”) entered into Amendment No. 3 (“Amendment No. 3”) to the Share Exchange Agreement, dated December 18, 2018, by and among the Company, NHL and CannaPiece, as amended, pursuant to which the parties agreed to extend the delivery date of the Investment (as defined therein) from February 28, 2019 to April 30, 2019.

The foregoing description of the Cloud DX License, the Letter Agreement and Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of the Cloud DX License, the Letter Agreement and Amendment No. 3, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Software License Agreement dated February 26, 2019 by and among Novo Integrated Sciences, Inc., Novo Healthnet Limited and Cloud DX Inc.
10.2	Letter Agreement dated February 27, 2019 by and among Novo Integrated Sciences, Inc., Novo Healthnet Limited and Activa Clinics.
10.3	Amendment No. 3, dated February 27, 2019, to Share Exchange Agreement dated December 18, 2018, as amended, by and among Novo Integrated Sciences, Inc., Novo Healthnet Limited and CannaPiece Group Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: March 5, 2019	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer